Exhibit 4.1

TIGERLOGIC CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

TL	SHARES

COMMON STOCK	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 8867EQ 10 1

THIS CERTIFIES that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF

TIGERLOGIC CORPORATION

The shares evidenced by this Certificate are transferable in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent). This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

TIGERLOGIC CORPORATION DELAWARE CORPORATE 2000 SEAL
Dated:

/s/ Thomas Lim		/s/ Carlton H. Baab
CFO, VP FINANCE AND SECRETARY		PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED:

REGISTRAR AND TRANSFER COMPANY

(CRANFORD, NEW JERSEY)

TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

© S.C.B.Co.

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –		Custodian	UNIF TRAN MIN ACT –		Custodian
TEN ENT JT TEN	– as tenants by the entireties		(Cust)	(Minor)		(Cust)	(Minor)
	– as joint tenants with right		under Uniform Gifts to Minors			under Uniform Transfers to Minors
	of Survivorship and not as		Act			Act
	tenants in common			(State)			(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please Print or Type Name and Address, Including Postal Zip Code, of Assignee

                                                                                                                                                                                                  Shares of the captial stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the permises.

Dated:
Signature

Signature

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE